                                                                  Exhibit (a)(3)

                              BT INVESTMENT FUNDS

                       AMENDMENTS TO DECLARATION OF TRUST

Article I, Section 2 is amended as follows:

     (1) by adding the following definition as a new subsection (c) and renumbering the subsections following accordingly:

     (c) "Class" shall mean any class into which Shares of the Trust, or of a Series thereof, may be divided from time to time in accordance with the provisions of Article III.

     (2) Subsection (e) (previously subsection (d)) is amended by adding the words "or Class of such Series" following the word "Series" as it appears therein.

     (3) Subsection (i) (previously subsection (h)) is amended by adding the words "or Class" following the word "Series" each time such word appears therein.

Article III, Section 1 is amended by adding the following paragraph at the end thereof;

          Notwithstanding anything in this Declaration to the contrary, the Trustees shall have full power and authority, in their sole discretion and without Shareholder approval, from time to time to authorize the division of Shares of the Trust or any Series thereof into Shares of one or more Classes. All Shares of a Class shall be identical with each other and with the Shares of each other Class of the same Series expect for such variations in the relative rights and preferences between Classes as may be approved by the Trustees and set forth in such instrument of establishment and designation and be permitted under the 1940 Act or pursuant to any exemptive order issued by the Commission. Without limiting the foregoing and notwithstanding any provisions in this Declaration to the contrary, the Trustees may designate and establish variations in the purchase price, right of redemption or obligations to make payments, special and relative rights as to dividends and on liquidation, reinvestment, exchange, and conversion rights and the conditions under which any Class shall have separate voting rights.

Article III, Section 2 is renamed "Establishment and Abolishment of Series and Classes" and amended by adding the words "or Class" following the word "Series" each time such word appears therein.

Article III, Section 3 is amended by adding the words "and Class" following the word "Series" each time such word appears therein.

Article V, Section 2 is amended by adding after subsection (k) the following new subsection (1) and renumbering the subsections following accordingly:

          (1) To establish Classes of Shares of one or more Series in accordance with the provisions of Article III hereof;

Article V, Section 2(m) (previously Section 2(l)) is amended by adding the words "or Class" following the word "Series", the first two times such word appears in the subsection.

Article IX, Section 1 is amended by:

     (1) adding the words "or Classes" following the word "Series" each time such words appears in clause (ii) of the second sentence thereof; and

     (2) deleting the period at the end of the second sentence and adding the following to the end thereof:

          and (iii) when the Trustees have determined that the interests of a Class in a matter differ from the interests of any other Class, then Shareholders of such Class shall have separate voting rights with respect to such matter.

Article IX, Section 3 is amended by adding the words "or Class" following the word "Series" each time such word appears in that Section.

Article X, Section 1 is amended by adding the following subsection (e) to the end thereof:

          (e) Notwithstanding anything in this Declaration to the contrary, the distributions with respect to any Class shall be determined by taking into account any income, realized or unrealized capital gains and losses and expenses of such Class properly allocated to such Class in accordance with the provisions of Article III hereof.

Article X, Section 4 is amended by adding the words "or Class" following the word "Series" each time such word appears in the first two sentences thereof.

Article XII, Section 8 is amended by adding the words "or Class" following the word "Series" each time such word appears in the first sentence thereof.

     IN WITNESS WHEREOF, the undersigned have signed this instrument as of August 6, 1996. This instrument may be executed by the Trustees on separate counterparts but shall be effectively only signed by a majority of the Trustees.


/s/ Philip  Coolidge
------------------------------------
Philip W. Coolidge
As Trustee and not Individually


____________________________________
Philip Saunders, Jr.
As Trustee and not Individually


____________________________________
Kelvin Lancaster
As Trustee and not Individually


____________________________________
S. Leland Dill
As Trustee and not Individually

     (2) deleting the period at the end of the second sentence and adding the following to the end thereof:

          and (iii) when the Trustees have determined that the interests of a Class in a matter differ from the interests of any other Class, then Shareholders of such Class shall have separate voting rights with respect to such matter.

Article IX, Section 3 is amended by adding the words "or Class" following the word "Series" each time such word appears in that Section.

Article X, Section 1 is amended by adding the following subsection (e) to the end thereof:

          (e) Notwithstanding anything in the Declaration to the contrary, the distributions with respect to any Class shall be determined by taking into account any income, realized or unrealized capital gains and losses and expenses of such Class properly allocated to such Class in accordance with the provisions of Article III hereof.

Article X, Section 4 is amended by adding the words "or Class" following the word "Series" each time such word appears in the first two sentences thereof.

Article XII, Section 8 is amended by adding the words "or Class" following the word "Series" each time such word appears in the first sentences thereof.

     IN WITNESS WHEREOF, the undersigned have signed this instrument as of August 6, 1996. This instrument may be executed by the Trustees on separate counterparts but shall be effectively only signed by a majority of the Trustees.


____________________________________
Philip W. Coolidge
As Trustee and not Individually


____________________________________
Philip Saunders, Jr.
As Trustee and not Individually


/s/ Kelvin Lancaster
------------------------------------
Kelvin Lancaster
As Trustee and not Individually


____________________________________
S. Leland Dill
As Trustee and not Individually

     (2) deleting the period at the end of the second sentence and adding the following to the end thereof:

          and (iii) when the Trustees have determined that the interests of a Class in a matter differ from the interests of any other Class, then Shareholders of such Class shall have separate voting rights with respect to such matter.

Article IX, Section 3 is amended by adding the words "or Class" following the word "Series" each time such word appears in that Section.

Article X, Section 1 is amended by adding the following subsection (e) to the end thereof:

          (e) Notwithstanding anything in this Declaration to the contrary, the distributions with respect to any Class shall be determined by taking into account any income, realized or unrealized capital gains and losses and expenses of such Class properly allocated to such Class in accordance with the provisions of Article III hereof.

Article X, Section 4 is amended by adding the words "or Class" following the word "Series" each time such word appears in the first two sentences thereof.

Article XII, Section 8 is amended by adding the words "or Class" following the word "Series" each time such word appears in the first sentence thereof.

     IN WITNESS WHEREOF, the undersigned have signed this instrument as of August 6, 1996. This instrument may be executed by the Trustees on separate counterparts but shall be effectively only signed by a majority of the Trustees.

______________________________________
Philip W. Coolidge
As Trustee and not Individually


______________________________________
Philip Saunders, Jr.
As Trustee and not Individually


______________________________________
Kelvin Lancaster
As Trustee and not Individually


/s/ S. Leland Dill
--------------------------------------
S. Leland Dill
As Trustee and not Individually

     (2) deleting the period at the end of the second sentence and adding the following to the end thereof:

          and (iii) when the Trustees have determined that the interests of a Class in a matter differ from the interests of any other Class, then Shareholders of such Class shall have separate voting rights with respect to such matter.

Article IX, Section 3 is amended by adding the words "or Class" following the word "Series" each time such word appears in that Section.

Article X, Section 1 is amended by adding the following subsection (e) to the end thereof:

          (e) Notwithstanding anything in this Declaration to the contrary, the distributions with respect to any Class shall be determined by taking into account any income, realized or unrealized capital gains and losses and expenses of such Class properly allocated to such Class in accordance with the provisions of Article III hereof.

Article X, Section 4 is amended by adding the words "or Class" following the word "Series" each time such word appears in the first two sentences thereof.

Article XII, Section 8 is amended by adding the words "or Class" following the word "Series" each time such word appears in the first sentence thereof.

     IN WITNESS WHEREOF, the undersigned have signed this instrument as of August 6, 1996. This instrument may be executed by the Trustees on separate counterparts but shall be effectively only signed by a majority of the Trustees.

______________________________________
Philip W. Coolidge
As Trustee and not Individually


/s/ Philip Saunders, Jr.
--------------------------------------
Philip Saunders, Jr.
As Trustee and not Individually


______________________________________
Kelvin Lancaster
As Trustee and not Individually


______________________________________
S. Leland Dill
As Trustee and not Individually